DIRECTOR FEE CONTINUATION AGREEMENT

As Amended and Restated

THIS AGREEMENT, made and entered into this day of , 2008, by and between GCF Bank, a bank organized and existing under the laws of the United States (hereinafter referred to as the “Bank”), and_____________, a member of the Board of Directors of the Bank (hereinafter referred to as the “Director”).

WITNESSETH:

WHEREAS, the Bank and the Director have previously entered into the Director Fee Continuation Agreement (the “Director Plan”), effective ________ __, ____.

WHEREAS, it is the consensus of the Board of Directors (hereinafter referred to as the “Board”) that the Director’s services to the Bank in the past have been of exceptional merit and have constituted an invaluable contribution to the general welfare of the Bank and in bringing it to its present status of operating efficiency, and its present position in its field of activity;

WHEREAS, the Director’s experience, knowledge of the affairs of the Bank, reputation, and contacts are so valuable that assurance of the Director’s continued services is essential for the future growth and profits of the Bank and it is in the best interests of the Bank to arrange terms of continued service for the Director so as to reasonably assure the Director’s remaining in the Bank’s service during the Director’s lifetime or until the age of retirement;

WHEREAS, it is the desire of the Bank that the Director’s services be retained as herein provided;

WHEREAS, certain revisions to the Director Plan are necessary in order to conform such Director Plan to the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Code”) and related regulations and notices promulgated thereunder, with such revisions to be effective as of January 1, 2009.

ACCORDINGLY, it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director at retirement or the Director’s beneficiary(ies) in the event of the Director’s death pursuant to this Agreement;

FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended (“ERISA”). The Director is fully advised of the Bank’s financial status and has had substantial input in the design and operation of this benefit plan; and

NOW, THEREFORE, that the Director Plan shall be revised, amended and restated in its entirety, effective as of January 1, 2009, as follows:

I.	SERVICE

The Director is willing to continue to serve the Bank in such capacity and with such duties and responsibilities as may be assigned, and with such compensation as may be determined from time to time by the Board of Directors of the Bank. Neither this Agreement nor the payments of any benefits hereunder shall be construed as giving to the Director any right to be retained and or re-elected as a member of the Board of Directors of the Bank.

II.	FRINGE BENEFITS

The fee continuation benefits provided by this Agreement are granted by the Bank as a fringe benefit to the Director and are not part of any fee reduction plan or an arrangement deferring a bonus or a fee increase. The Director has no option to take any current payment or bonus in lieu of these fee continuation benefits except as set forth hereinafter.

III.	RETIREMENT DATE AND NORMAL RETIREMENT
A.	Retirement Date:

The Director shall retire from active service with the bank effective the date of the annual meeting of the bank immediately following the Director’s eightieth (80th) birthday, provided however a Director serving on April 27th 1987 is grandfathered. The Director may retire on or subsequent to the Director’s sixty-fifth (65th) birthday if the Director has served the Bank for ten (10) full years from the date of first service, unless by action of the Board of Directors this period of active service shall be shortened or extended.

B.	Normal Retirement Age:

Normal Retirement Age shall mean age eighty (80), or age sixty-five (65) or later if the Director has served the Bank for ten (10) full years from the date of first service with the Bank.

IV.	RETIREMENT BENEFIT AND POST-RETIREMENT DEATH BENEFIT

For those Directors who have served the Bank on or prior to the Effective Date of this Agreement, upon said retirement, the Bank, commencing with the first day of the month following the date of such retirement, shall pay the Director one-hundred percent (100%) of an annual benefit equal to fifty percent (50%) of the average of the three (3) years highest Director’s total compensation as recorded on the Director’s 1099 prior to the Director’s retirement. For those Directors who shall serve the Bank subsequent to the Effective Date of this Agreement, the Bank shall pay the Director the Director’s vested percentage of the benefit set forth hereinabove. Said benefit shall be paid annually for a period of ten (10) years; provided, that if less than ten (10) such annual payments have been made prior to the death of the Director, the Bank shall at the sole discretion of the Bank continue such annual payments to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank until the full number of ten (10) annual payments have been made, or make the total amount of said payments due in a lump sum reduced to present value as set forth in Subparagraph XI (J) to said beneficiary(ies). In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director’s estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the Bank shall not pay said death benefit until said appointment.

“Disability” (total and permanent disability) means total and permanent disability within the meaning of the Social Security Act.

V.	DEATH BENEFIT PRIOR TO RETIREMENT

In the event the Director should die while actively serving the Bank at any time after the date of this Agreement but prior to the Director attaining the Normal Retirement Age, the Bank will pay an annual benefit equal to fifty percent (50%) of the average of the three (3) years highest Director’s total compensation as recorded on the Director’s 1099 prior to the Director’s death at the sole discretion of the Bank in a lump sum reduced to present value as set forth in Subparagraph XI (K), or annually for a period of ten (10) years to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, any such amounts becoming due and payable upon the death of the Director shall be payable to the duly qualified executor or administrator of the Director’s estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the Bank shall not pay said death benefit until said appointment.

PERMISSIBLE LUMP-SUM PAYOUTS. Notwithstanding the foregoing, the Bank may, in its sole discretion, commence pay-out of the vested amount in such Director’s benefit at any time, provided that such pay-out amount shall be in an amount equal to not less than the lump sum value of such vested benefits, determined on the date of such pay-out; provided that such pay-out (1) accompanies the termination of the Director’s entire interest under the Agreement and all similar arrangements that constitute a nonqualified deferred compensation plan under Regulations at Section 1.409A-1(c) applicable to Section 409A of the

Code; and (2) the payment is not greater than the applicable dollar amount under Code Section 402(g)(1)(B).

VI.	BENEFIT ACCOUNTING

The Bank shall account for this benefit using the regulatory accounting principles of the Bank’s primary federal regulator. The Bank shall establish an accrued liability retirement account for the Director into which appropriate reserves shall be accrued.

VII.	VESTING

Director’s interest in the benefits that are the subject of this Agreement shall be subject to an annual vesting percentage of ten percent (10%) for each full year of service with the Bank from the date of first service on the Board of the Bank (to a maximum of 100%).

VIII.	OTHER TERMINATION OF SERVICE

Subject to Subparagraph VIII (i) hereinbelow, in the event that the service of the Director shall terminate prior to retirement as provided in Paragraph III (A), or by the Director’s voluntary action, or by the Director’s discharge or failure to be re-elected, by the Bank without cause, then this Agreement shall terminate upon the date of such termination of service and the Bank shall pay to the Director as severance compensation an amount of money equal to the accrued balance of the Director’s liability reserve account multiplied by the Director’s cumulative vested percentage (Paragraph VII). This severance compensation shall be paid in ten (10) equal annual payments.

In the event the Director’s death should occur after such severance but prior to the completion of the annual payments provided for in this Paragraph VIII, the remaining installments, or a lump sum, at the sole discretion of the Bank, shall be paid to the individual(s) or entity(ies) the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, any such amounts shall be payable to the duly qualified executor or administrator of the Director’s estate, if so appointed. Said payments due hereunder shall begin the first day of the second month following the decease of the Director, provided however in the absence of any effective beneficiary designation, if no executor or administrator is appointed, the bank shall not make any payment until said appointment.

(i)        Discharge or Non Re-Election for Cause: In the event the Director shall be discharged or not re-elected for cause at any time, all benefits provided herein shall be forfeited. The term “for cause” shall mean any of the following that result in an adverse effect on the Bank: (i) negligence or neglect; (ii) the commission of a felony, disorderly persons offense or misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to payment of benefits premised upon whether a discharge or non re-election is “for cause,” such dispute shall be resolved by arbitration as set forth in PARAGRAPH XII (B). A determination by an arbitrator that a discharge or non re-election was not “for cause” shall govern the parties solely as to payment of benefits hereunder and shall not entitle the Director to be reinstated or re-elected to service on the board.

IX.	CHANGE OF CONTROL

“Change in Control” shall mean: (i) a change in ownership of the Bank under paragraph (a) below, or (ii) a change in effective control of the Bank under paragraph (b) below, or (iii) a change in the ownership of a substantial portion of the assets of the Bank under paragraph (c) below:

(a) CHANGE IN THE OWNERSHIP OF THE BANK. A change in the ownership of the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation. However, if any one person or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of a corporation, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the corporation (or to cause a change in the effective control of the corporation (within the meaning of paragraph (b) below). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This paragraph (a) applies only when there is a transfer of stock of a corporation (or issuance of stock of a corporation) and stock in such corporation remains outstanding after the transaction.

(b) CHANGE IN THE EFFECTIVE CONTROL OF THE BANK. A change in the effective control of the Bank shall occur on the date that either (i) any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 30 percent or more of the total voting power of the stock of such corporation; or (ii) a majority of members of the corporation’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation’s board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (b)(ii), the term corporation refers solely to a corporation for which no other corporation is a majority shareholder. In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred. If any one person, or more than one person acting as a group, is considered to effectively control a corporation (within the meaning of this paragraph (b)), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation within the meaning of paragraph (a)). Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

(c) CHANGE IN THE OWNERSHIP OF A SUBSTANTIAL PORTION OF THE BANK’S ASSETS. A change in the ownership of a substantial portion of the Bank’s assets shall occur on the date that any one person, or more than one person acting as a group (as determined below), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (c) when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer.

(d) Each of the sub-paragraphs (a) through (c) above shall be construed and interpreted consistent with the requirements of Section 409A of the Code and any Treasury regulations or other guidance issued thereunder. However, a change in control shall not be deemed to have occurred as a result of a holding company reorganization of the Bank and simultaneous acquisition of more than 50% of the Bank’s stock (following the Bank’s conversion to stock form) by a parent savings and loan holding company or bank holding company.

For the purposes of this Agreement, transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank, shall not be considered in determining whether there has been a change in control. Upon a Change of Control, if the Director subsequently suffers a Termination of Service (voluntary or involuntary), except for cause, then the Director shall receive the benefits in Paragraph IV herein upon attaining

Normal Retirement Age (Subparagraph III [B]), as if the Director had been continuously serving the Bank until the Director’s Normal Retirement Age.

X.	RESTRICTIONS ON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien or right, title or interest in or to any specific funding investment or assets of the Bank.

For any Director who begins serving on the Board subsequent to the Effective Date of this Agreement, if the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

XI.	MISCELLANEOUS
A.	Alienability and Assignment Prohibition:

Neither the Director, nor the Director’s surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director’s beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s obligations and liabilities pursuant to this agreement shall forthwith cease and terminate.

B.       Binding Obligation of the Bank and any Successor in Interest:

The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

C.	Amendment or Revocation:

It is agreed by and between the parties hereto that this Director Plan may be amended, terminated or revoked at any time or times, in whole or in part, by the Bank in its sole discretion. Upon a Change of Control as set forth in Paragraph IX herein, it is agreed by and between the parties hereto that this Director Plan may be amended or revoked any time or times, in whole or in part, only by the mutual written consent of the Director and the Bank.

Notwithstanding the foregoing, the Bank or any successor thereto may terminate or revoke the Agreement at anytime within its sole discretion, provided that the balance then accrued under the Director Plan on behalf of the Director shall be deemed fully earned and non-forfeitable at such time without regard to any vesting criteria, and such benefit shall be immediately paid to the Director (without regard to any actual Termination of Service) or designated beneficiary in a lump sum payment; provided, however, any such distributions to be made in accordance with this Section shall comply with the requirements and limitation under Section 409A of the Code, including that such lump-sum distribution shall only be made: (1) within thirty (30) days before, or twelve (12) months after a change in the ownership or effective control of the Bank, or change in the ownership of a substantial portion of the assets of the Bank as described in Section 409A(2)(A)(v) of the Code, provided that all distributions are made no later than twelve (12) months following such termination of the Agreement and further provided that all of the Bank’s arrangements which are substantially similar to the Agreement are terminated so the Director and all participants under similar arrangements shall receive all amounts of deferred compensation under such terminated agreements within twelve (12) months of the termination of the arrangements; (2) Upon the Bank’s dissolution or with the approval of a bankruptcy court provided that the amounts deferred under the Agreement are included in the Director’s gross income in the latest of (i) the calendar year in which the Agreement terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the distribution is administratively practical; or (3) Upon the Bank’s termination of this and all other nonaccount balance plans (as referenced in Section 409A of the Code or the regulations thereunder), provided that all distributions are made no earlier than twelve (12) months and no later than twenty-four (24) months following such termination, and the Bank does not adopt any new nonaccount balance plans for a minimum of three (3) years following the date of such termination.

D.	Gender:

Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank’s existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

G.	Applicable Law:

The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey.

H.	12 U.S.C. § 1828(k):

Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) or any regulations promulgated thereunder.

I.	Partial Invalidity:

If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

J.	Present Value:

All present value calculations under this Agreement shall be based on the following discount rate:

Discount Rate:	The discount rate as used in the FASB 87 calculations for the Director plan.

XII.	ERISA PROVISION
A.	Named Fiduciary and Plan Administrator:

The “Named Fiduciary and Plan Administrator” of this Director Plan shall be GCF Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B.	Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director’s beneficiary(ies) in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, it shall provide in writing within sixty (60) days of receipt of such claim its specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. The Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Director Plan upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration within six (6) months from the actual or calculated date of the final written review. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that unless otherwise agreed by mutual written consent of both parties, there shall be no other alternative dispute resolution in law or in equity other than binding arbitration and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted for determination. The arbitrator shall determine any award of attorney’s fees or other costs of arbitration to the prevailing party.

C.

Where a dispute arises as to the Bank’s discharge of the Director “for cause”, such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder. A determination by an arbitrator that a discharge or non re-election was not “for cause” shall govern the parties solely as to payment of benefits and shall not entitle the Director to be reinstated or re-elected to service on the Board.

XIII.	EFFECTIVE DATE

The Effective Date of this Agreement shall be January 1, 2009 with original effective date of _________.

XIV.	SECTION 409A COMPLIANCE.

A.

Notwithstanding anything herein to the contrary, the Committee shall make reasonable efforts to administer the Director Plan and make benefit payments hereunder in a manner that is not deemed to be contrary to the requirements set forth at Section 409A of the Code and regulations and notices promulgated thereunder such that any payments made would result in the requirement for the recipient of such payments to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code; provided, however, neither the Bank, nor the Committee shall have any responsibility to a Director or beneficiary(ies) with respect to any tax liabilities that may be applicable to any payments made by the Director Plan.

B.

If any provision of the Director Plan shall be determined to be inconsistent with the requirements of Section 409A of the Code, then, the Director Plan shall be construed, to the maximum extent possible, to give effect to such provision in a manner consistent with Section 409A of the Code, and if such construction is not possible, as if such provision had never been included.

C.	Delay of Payment Commencement to Specified Employee

Notwithstanding any provision in the Director Plan to the contrary, if the Director is a Specified Employee, such Director’s benefit payments shall become first payable to him or her as of the first day of the seventh month next following his or her Termination of Service, if and only if such payments, if made earlier, would result in the recipient of such payments to pay additional interest and taxes to be imposed in accordance with Section 409A(a)(1)(B) of the Code; provide that such payment delay shall not be required in the event of the death of the Director. “Specified Employee” shall mean a key employee who, at any time during the plan year, is (i) an officer of the Bank having an annual compensation greater than $150,000 (as indexed), (ii) a 5-percent owner of Bank, or (iii) a 1-percent owner of the Bank having an annual compensation from the Bank greater than $150,000; provided, however, that this subparagraph shall only be effective if the stock of the Bank or a parent corporation is publicly traded as set forth at Section 409A(a)(2)(B)(i).

D.

Distributions Upon Income Inclusion Under Section 409A of the Code. Upon the inclusion of any amount as taxable income to the Director as a result of the failure of this non-qualified deferred compensation agreement to comply with the requirements of Section 409A of the Code, to the extent such tax liability can be covered by the then accrued Director Plan accured benefit, a distribution shall be made to the Director as soon as is administratively practicable following the discovery of the plan failure in an amount sufficient for the Director to pay such tax liability.

E.

“Termination of Service” means that the Director ceases service with the Bank for any reason whatsoever other than by reason of death, Disability, or a leave of absence, which is approved by the Bank. “Termination of Service” shall have the same meaning as “separation from service”, as that phrase is defined in Section 409A of the Code (taking into account all rules and presumptions provided for in the Section 409A regulations).

F.	Request to Delay Payment by Director.

Any request by the Director to delay the commencement date of the distribution of the accrued benefit shall be detailed in writing and approved by the Committee not less than one year prior to the payment commencement date of the accrued benefit, absent such written request, and such payment commencement date shall not be earlier than five years from payment commencement date, absent such subsequent written request.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

GCF BANK
Sewell, New Jersey

Attest	By:
Title:

Witness	Director

BENEFICIARY DESIGNATION FORM

FOR THE DIRECTOR FEE CONTINUATION AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of ________________________________________________

as set forth in the last will and testament dated the ______ day of ______________, _______and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust: ___________________________________________________________

Execution Date of the Trust: _______/_______/_______

Name of the Trustee: _________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_________________________________________________________________________________

_________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust? _______Yes	_______ No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

Name		Relationship			/	%
Address:
	(Street)		(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of ______________________________________________

as set forth in the last will and testament dated the ______ day of ______________, _______and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust: __________________________________________________________________

Execution Date of the Trust: _______/_______/_______

Name of the Trustee: ________________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_________________________________________________________________________________

_________________________________________________________________________________

All sums payable under the Director Fee Continuation Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Director	Date

DEFERRAL DECLARATION

I.	DISTRIBUTION ELECTION

Pursuant to the Provisions of my Director Fee Continuation Agreement with GCF Bank, I hereby elect to have any distribution of the balance in my Director Fee Continuation Plan Account paid to me in installments as designated below:

______	Lump sum.

______

Ten (10) annual installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Benefit Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Benefit Account.

Date	Director